                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 January 1997
                           PAYMENT February 17, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date: February 17, 1997


                                                                      PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                            ORIGINAL
--------------------------------------------                          ----------

1.   Amount Available Interest                     2,139,693.71

2.   Aggregate Interest                              281,927.82       3.05116688

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest                 281,927.82

5.   Monthly Interest Principal

6.   Current month's principal
     distribution                                  1,857,765.89      20.10569145

7.   Remaining outstanding principal
     balance                                      41,239,480.73      446.3147265
     Pool Factor                                      .44631473

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                  65,471,172.69**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                               1,600,820.64

10.  Weighted average CPR                                  9.22%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 January 1997
                           PAYMENT February 17, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date: February 17, 1997


11.  Weighted average CDR                              2.69%

12.  Annualized net loss percentage                    1.33%

13.  Delinquency         30-59 day                     1.05%
                         60-89 day                     0.32%
                         90+ day                       0.77%
                         Total 30+                     2.14%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
January 1997
PAYMENT February 17, 1997

                                         Fee Assets
                           --------------------------------------

                            Guarantee       Inside      Fee Asset
                              Fees           Refi         Total
                           ----------  -------------   ----------

GTFC 1994-1                684,956.25      40,359.60   725,315.85
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                           ----------  -------------   ----------
                           684,956.25      40,359.60   725,315.85


Total amount of Guarantee Fees and Inside              725,315.85
Refinance Payments

Subordinated Servicing Fees                            223,099.89

Payment on Finance 1 Note                              948,415.74

Allocable to Interest (current)                         98,621.47

Allocable to accrued but unpaid Interest                      .00

Accrued and unpaid Trustee Fees                               .00

Allocable to Principal                                 849,794.27

Finance 1 Note Principal Balance                    14,226,099.63

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 January 1997
                           PAYMENT February 17, 1997


                                            Inside
                               Residual      Refi        Total
                             ------------  ---------  ------------

GTFC 1994-1                           .00        .00           .00
GTFC 1994-2                    404,962.37  36,226.21    441,188.58
GTFC 1994-3                    250,365.09   9,815.28    260,180.37
GTFC 1994-4                    463,225.13  26,683.89    489,909.02

                             -------------------------------------
                             1,118,552.59  72,725.38  1,191,277.97

Total Residual and Inside
Refinance Payments                                    1,191,277.97